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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                    May 31, 2000

                              THOMASTON MILLS, INC.
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             (Exact name of registrant as specified in its charger)


           GEORGIA                 0-1915              NO.58-0460470
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(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File No.)            Identification No.)


115 East Main Street, P.O. Box 311, Thomaston, Georgia              30286-0004
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                (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (706) 647-7131
                                                   -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


                     The Exhibit Index is located on page 4.


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Item 5.  Other Events

         The Company has refinanced a portion of its existing long term debt by entering into a Loan Agreement, dated as of May 31, 2000, with a new lender. The new loan is guaranteed by the Rural Business-Cooperative Service, an agency of the United States Department of Agriculture. The Company announced the refinancing of its existing credit facilities in a press release that was issued on June 6, 2000.

         A copy of the Loan Agreement is attached hereto as exhibit 10.1 and is by this reference incorporated herein.

         A copy of the press release is attached hereto as exhibit 99.1 and is by this reference incorporated herein.

Item 7.  Financial Statements and Exhibits

     (a) Exhibits - the following exhibits are filed herewith:

Exhibit No.
-----------

  10.1 Loan Agreement, dated as of May 31, 2000, by and between the Company and WebBank.

  99.1 Press release dated June 6, 2000 regarding the refinancing of the Company's credit facilities.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      THOMASTON MILLS, INC.
                                      -----------------------------------------
                                      (Registrant)


Date:  July 17, 2000                  By: /s/ Neil H. Hightower
                                          -------------------------------------
                                          President and Chief Executive Officer

Date:  July 17, 2000                  By: /s/ A. William Ott
                                          -------------------------------------
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.
-----------

   10.1            Loan Agreement, dated as of May 31,
                   2000, by and between the Company and
                   WebBank.

   99.1            Press release dated June 6, 2000
                   regarding the refinancing of the
                   Company's credit facilities.

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